UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2018

CATALYST BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard, Suite 710 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(650) 871-0761

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item. 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2018 Omnibus Incentive Plan

At the 2018 Annual Meeting of Stockholders of Catalyst Biosciences, Inc. (the “Company”) held on June 13, 2018 (the “Annual Meeting”), the stockholders of the Company approved the Company’s 2018 Omnibus Incentive Plan (the “2018 Plan”). The 2018 Plan had previously been approved by the Company’s Board of Directors (the “Board”) and the Compensation Committee of the Board, subject to stockholder approval. The 2018 Plan became effective on June 13, 2018, following receipt of the requisite stockholder approval. The 2018 Plan replaces the Company’s 2015 Stock Incentive Plan, as amended (the “2015 Plan”). All awards outstanding under the 2015 Plan will remain in effect in accordance with their respective terms.

The 2018 Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights and other stock and cash-based awards (including annual cash incentives and long-term cash incentives). Shares issued under the 2018 Plan will be shares of the Company’s common stock. Incentive stock options may be granted only to Company’s employees and employees of any parent or subsidiary corporation. All other awards may be granted to Company’s employees, directors or consultants and to employees, directors or consultants of any affiliated entity. Dividend equivalent rights granted in connection with an award will be subject to the vesting of the underlying award. The number of shares available for issuance pursuant to awards under the 2018 Plan is 1,500,000 shares of the Company’s common stock.

The foregoing description of the 2018 Plan is only a summary and is qualified in its entirety by reference by the full text of the 2018 Plan, which is attached as Appendix A to the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 11, 2018 (the “2018 Proxy Statement”), and is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

2018 Employee Stock Purchase Plan

At the Annual Meeting, the stockholders of the Company also approved the Company’s 2018 Employee Stock Purchase Plan (the “2018 ESPP”). The 2018 ESPP had previously been approved by the Board and the Compensation Committee of the Board, subject to stockholder approval. The 2018 ESPP became effective on June 13, 2018, following receipt of the requisite stockholder approval.

The purpose of the 2018 ESPP is to allow the Company to provide eligible employees of the Company and its participating parents and subsidiaries, if any, with the opportunity to purchase common stock at a discount from the then current market price through accumulated payroll deductions. The 2018 ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under the 2018 ESPP, eligible employees may authorize payroll deductions of up to 15% of eligible compensation for the purchase of common stock during each offering period, as described in the 2018 ESPP. A total of 120,000 shares of common stock are authorized for purchase over the term of the 2018 ESPP, subject to adjustment in the event of a stock split, stock dividend, combination or reclassification or similar event.

The foregoing description of the 2018 ESPP is only a summary and is qualified in its entirety by reference by the full text of the 2018 ESPP, which is attached as Appendix B to the Company’s 2018 Proxy Statement, and is incorporated herein by reference as Exhibit 10.2 to this Current Report on Form 8-K.

The disclosure set forth under Proposal 2 and Proposal 3 in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, there were 10,382,359 shares represented to vote either in person or by proxy, or 86.99% of the outstanding shares, which represented a quorum. The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting were as follows:

Proposal 1: Election of Directors.

Nassim Usman, Ph.D. and Errol B. De Souza, Ph.D were elected as Class III directors for a term of three years. The voting for each director was as follows:

	For	Withheld	Broker Non-Vote
Nassim Usman, Ph.D.	7,578,738	3,895	2,799,726
Errol B. De Souza, Ph.D.	7,186,169	396,464	2,799,726

Proposal 2: Approval of the Company’s 2018 Omnibus Incentive Plan (the “2018 Plan”).

The 2018 Plan was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
6,060,848	1,517,533	4,252	2,799,726

Proposal 3: Approval of the Company’s 2018 Employee Stock Purchase Plan (the “2018 ESPP”).

The 2018 ESPP was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
7,361,929	218,518	2,186	2,799,726

Proposal 4: Say on Pay – A non-binding advisory vote to approve the compensation of the Company’s Named Executive Officers.

The compensation of the Company’s Named Executive Officers was approved on a non-binding, advisory basis based upon the following votes:

For	Against	Abstain	Broker Non-Vote
7,498,872	79,979	3,782	2,799,726

Proposal 5: Ratification of Appointment of Independent Registered Public Accounting Firm for the Company for the Current Fiscal Year.

The appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for fiscal year 2018 was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Vote
10,326,451	43,499	12,409	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1*	Catalyst Biosciences, Inc. 2018 Omnibus Incentive Plan (incorporated by reference to Appendix A of the definitive proxy statement for the Annual Meeting filed by the Company on May 11, 2018).

10.2*	Catalyst Biosciences, Inc. 2018 Employee Stock Purchase Plan (incorporated by reference to Appendix B of the definitive proxy statement for the Annual Meeting filed by the Company on May 11, 2018).

*	Management contract or compensatory plan or arrangement.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1*	Catalyst Biosciences, Inc. 2018 Omnibus Incentive Plan (incorporated by reference to Appendix A of the definitive proxy statement for the Annual Meeting filed by the Company on May 11, 2018).

10.2*	Catalyst Biosciences, Inc. 2018 Employee Stock Purchase Plan (incorporated by reference to Appendix B of the definitive proxy statement for the Annual Meeting filed by the Company on May 11, 2018).

*	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BIOSCIENCES, INC.

Date: June 14, 2018

/s/ Nassim Usman, Ph.D.
Nassim Usman, Ph.D.
Chief Executive Officer and President